UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22302

Growth Capital Master Portfolio, LLC
(Exact name of registrant as specified in charter)

GenSpring Family Offices, LLC	3801 PGA Blvd. Suite 555	Palm Beach Gardens, FL 33410
(Address of principal executive offices)

Ginny Neal
GenSpring Family Offices, LLC
3801 PGA Blvd, Suite 555
Palm Beach Gardens, FL 33410
(Name and address of agent for service)

Registrant’s telephone number, including area code:     561-746-8444

Date of fiscal year end:     March 31, 2010

Date of reporting period:   March 31, 2010

Item 1. Reports to Stockholders.

GROWTH CAPITAL MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Annual Report

March 31, 2010

i

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Members of Growth Capital Master Portfolio, LLC:

We have audited the accompanying statement of assets, liabilities and members’ capital of the Growth Capital Master Portfolio, LLC (the Fund), including the schedule of investments, as of March 31, 2010, and the related statements of operations, changes in members’ capital, and cash flows for the period from July 1, 2009 (commencement of operations) to March 31, 2010. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian or management of the underlying investment funds. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Growth Capital Master Portfolio, LLC at March 31, 2010, the results of its operations, changes in its members’ capital and its cash flows for the period July 1, 2009 (commencement of operations) to March 31, 2010, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
May 28, 2010

GROWTH CAPITAL MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Statement of Assets, Liabilities and Members’ Capital
March 31, 2010

Assets
Investments in Investment Vehicles, at fair value (cost $335,907,022)	$367,687,093
Investments in affiliated Investment Vehicles, at fair value (cost $304,094,455)	325,562,084
Investments in Mutual Funds, at fair value (cost $22,496,792)	23,191,112
Total investments (cost $662,498,269)	716,440,289
Cash and cash equivalents	12,464,381
Interest receivable	981
Prepaid contributions to Investment Vehicles	29,100,000
Receivable from investments sold	1,084,751
Prepaid expenses and other assets	70,429
Total assets	$759,160,831
Liabilities and Members’ Capital
Contributions received in advance	$18,187,800
Withdrawals payable	1,327,650
Administration fees payable	137,056
Accounts payable and accrued expenses	301,994
Total liabilities	19,954,500
Members’ capital	739,205,257
Managing member’s capital	1,074
Total members’ capital	739,206,331
Total liabilities and members’ capital	$759,160,831
Members’ Capital
Represented by:
Net capital contributions	$685,264,311
Accumulated net unrealized appreciation/(depreciation) from investments and affiliated investments	53,942,020
$739,206,331

See accompanying notes to financial statements.

GROWTH CAPITAL MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Schedule of Investments
March 31, 2010

	Acquisition Date	Cost	Shares	Fair Value	% of Members’ Capital
Investments in Investment Vehicles (93.78% of Members’ Capital)
Credit Strategies (12.07% of Members’ Capital)
Long-Short Credit
Brigade Leveraged Capital Structures Fund, LP	7/1/2009	$21,276,137		$24,547,921	3.32%
Caspian Capital Partners, L.P. (1)	7/1/2009	10,521,375		12,339,466	1.67%
Caspian Capital Partners, L.P., SIV	7/1/2009	1,804,788		2,099,581	0.28%
GSO Special Situations Fund, LP	7/1/2009	8,920,999		11,121,935	1.51%
Litespeed Partners, LP (1)	7/1/2009	18,513,677		22,278,021	3.01%
Mariner Opportunities Fund, L.P.	7/1/2009	3,353,051		3,313,233	0.45%
Total Long-Short Credit				75,700,157
Mortgage Related
Tricadia Distressed and Special Situations Fund, L.P.	7/1/2009	11,966,141		13,535,883	1.83%
Total Credit Strategies				89,236,040
Equity Strategies (44.42% of Members’ Capital)
Long-Short Asia
East of Suez Fund	7/1/2009	12,269,921	399,932	12,317,913	1.67%
Penta Asia Domestic Partners, LP	7/1/2009	16,172,769		18,768,085	2.54%
Total Long-Short Asia				31,085,998
Long-Short Emerging
Sansar Capital Special Opportunity Fund, L.P.(1)	7/1/2009	7,073,268		10,516,010	1.42%
Long-Short Global
Orange Capital Domestic I, LP(1)	7/1/2009	18,917,474		21,254,836	2.87%
Long-Short Sector
Algebris Global Financials Fund, LP(1)	7/1/2009	22,473,933		23,676,315	3.20%
Long-Short Non-U.S.
Parvus European Absolute Opportunities Fund, LP(1)	7/1/2009	13,175,244		17,829,759	2.41%
The Alphagen Octanis Fund Limited – Class A	7/1/2009	18,602,438	98,684	18,811,955	2.54%
Total Long-Short Non-U.S.				36,641,714
Long-Short U.S.
Greenlight Capital Qualified, L.P.	7/1/2009	59,835,763		65,121,266	8.81%
P2 Capital Fund, L.P.(1)	7/1/2009	7,418,858		9,733,493	1.32%
P2 Capital II Fund, L.P.(2)	7/1/2009	9,162,957		11,878,920	1.61%
Total Long-Short U.S.				86,733,679
Low Net U.S.
Axial Capital Institutional, LP(1)	7/1/2009	56,314,302		46,063,919	6.23%
Marble Arch QP Partners, LP(1)	7/1/2009	12,122,826		16,621,932	2.25%
Soundpost Capital, LP(1)	7/1/2009	23,827,161		25,197,557	3.41%
Spring Point Opportunity Partners, L.P.	7/1/2009	13,315,122		13,963,952	1.89%
Total Low Net U.S.				101,847,360
Low Net Sector
Dundonald Fund I, LP	7/1/2009	11,427,152		11,244,133	1.52%
Durban Capital, LP(1)	7/1/2009	5,253,590		5,363,101	0.73%
Total Low Net Sector				16,607,234
Total Equity Strategies				328,363,146
Global Trading (7.44% of Members’ Capital)
Energy
BlueGold Global Fund, LP(1)	7/1/2009	19,606,512		19,732,388	2.67%
Global Macro
Abbey Capital Macro Fund(1)	10/1/2009	17,500,000	155,080	17,572,657	2.38%
Managed Futures
ACL Alternative Fund Limited	10/1/2009	17,500,000	68,727	17,714,047	2.39%
Total Global Trading				55,019,092

See accompanying notes to financial statements.

GROWTH CAPITAL MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Schedule of Investments — (continued)
March 31, 2010

	Acquisition Date	Cost	Shares	Fair Value	% of Members’ Capital
Investments in Investment Vehicles (continued)
Multi-Strategy (20.60% of Members’ Capital)
D.E. Shaw Composite Fund L.L.C.	7/1/2009	42,116,119		$44,749,983	6.06%
Elliott Associates, L.P.	7/1/2009	68,478,673		77,896,764	10.54%
Skybridge Capital Partners, L.P.	7/1/2009	2,799,155		3,104,014	0.42%
Taconic Opportunity Fund, L.P.	7/1/2009	23,268,775		26,489,519	3.58%
Total Multi-Strategy				152,240,280
Special Situations (9.25% of Members’ Capital
Environmental
Lyrical Calhoun Partners, LP(2)	7/1/2009	35,437,853		34,789,331	4.71%
Mortgage Related
Tourmalet Matawin Fund, LP	7/1/2009	1,017,227		1,087,370	0.15%
Private Investment
BCC MOI, LP(1)	7/1/2009	245,167		25,000	0.00%
BI Holdings, L.P.	7/1/2009	411,784		428,741	0.06%
Fox & Hound Holdings, LP	7/1/2009	945,585		945,480	0.13%
Pinnacle Frames Holdings, LP	7/1/2009	425,423		425,318	0.05%
Total Private Investment				1,824,539
Reinsurance
Newcastle Special Opportunity Fund V LP(2)	7/1/2009	26,530,258		30,689,379	4.15%
Total Special Situations				68,390,619
Total Investments in Investment Vehicles (Cost $640,001,477)				693,249,177
Investments in Mutual Funds (3.14% of Members’ Capital)
Credit Strategies (2.03% of Members’ Capital)
Long-Short Credit
Iron Strategic Income Fund(3)			1,271,239	15,013,334	2.03%
Total Credit Strategies				15,013,334
Equity Strategies (1.11% of Members’ Capital)
Fundamental Long Bias
Auer Growth Fund			1,269,841	8,177,778	1.11%
Total Equity Strategies				8,177,778
Total Investments in Mutual Funds (Cost $22,496,792)				23,191,112
Total Investments (96.92% of Members’ Capital) (Cost $662,498,269)				716,440,289
Other Assets in Excess of Liabilities (3.08% of Members’ Capital)				22,766,042
Total Members’ Capital (100%)				$739,206,331

For certain Investment Vehicles for which the Master Portfolio has a capital commitment, the Master Portfolio may be allocated its pro-rata share of expenses prior to having to fund a capital call for such expenses. As of March 31, 2010, the Master Portfolio had outstanding capital commitments of $3,000,000.

All securities are non-income producing unless noted otherwise.

Refer to Note 5, Investments in Portfolio Securities, for information regarding the liquidity of the Master Portfolio’s investments.

(1)	Affiliated investments. Refer to Note 5, Investments in Portfolio Securities, for additional information.
(2)	Controlled affiliated investments. Refer to Note 5, Investments in Portfolio Securities, for additional information.
(3)	Income producing security.

SIV – Structured Investment Vehicle

See accompanying notes to financial statements.

GROWTH CAPITAL MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Statement of Operations
For the Period Ended March 31, 2010*

Investment income:
Dividend income	$364,529
Interest income	12,645
Total investment income	377,174
Expenses:
Administration fees	411,816
Directors fees	241,125
Audit fees	85,000
Insurance expense	202,002
Legal expense	458,834
Organization expense	229,675
Tax fees	140,759
Other expenses	123,604
Total expenses	1,892,815
Administration fees waived	(30,000)
Net expenses	1,862,815
Net investment loss	(1,485,641)
Net realized and unrealized gain (loss) from investments and affiliated investments:
Net realized loss from investments	(4,450,799)
Change in unrealized appreciation/(depreciation) from investments	32,474,391
Change in unrealized appreciation/(depreciation) from affiliated investments	21,467,629
Net realized and unrealized gain from investments and affiliated investments	49,491,221
Net increase in members’ capital resulting from operations	$48,005,580

*	Growth Capital Master Portfolio, LLC commenced operations on July 1, 2009.

See accompanying notes to financial statements.

GROWTH CAPITAL MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Statement of Changes in Members’ Capital
For the Period Ended March 31, 2010*

	Members	Managing Member	Total
Members’ capital at July 1, 2009	$—	$—	$—
Increase (decrease) from members’ capital transactions:
Contributions received in-kind	518,960,763	—	518,960,763
Contributions	192,400,645	1,000	192,401,645
Withdrawals	(20,161,657)	—	(20,161,657)
Net increase in members’ capital from capital transactions	691,199,751	1,000	691,200,751
Increase (decrease) in members’ capital resulting from operations:
Net investment loss	(1,485,641)	—	(1,485,641)
Net realized loss from investments	(4,450,792)	(7)	(4,450,799)
Change in unrealized appreciation/(depreciation) from investments and affiliated investments	53,941,939	81	53,942,020
Net increase in members’ capital resulting from operations	48,005,506	74	48,005,580
Members’ capital at March 31, 2010	$739,205,257	$1,074	$739,206,331

*	Growth Capital Master Portfolio, LLC commenced operations on July 1, 2009.

See accompanying notes to financial statements.

GROWTH CAPITAL MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Statement of Cash Flows
For the Period Ended March 31, 2010*

Cash flows from operating activities:
Net increase in members’ capital resulting from operations	$48,005,580
Adjustments to reconcile net increase in members’ capital resulting from operations to net cash used in operating activities:
Purchases of/contributions to investments	(212,231,428)
Proceeds from disposition of/withdrawal from investments	64,243,123
Amortization of offering costs	11,045
Net realized loss from investments	4,450,799
Change in unrealized appreciation/(depreciation) from investments and affiliated investments	(53,942,020)
Increase in interest receivable	(981)
Increase in prepaid contributions to Investment Vehicles	(29,100,000)
Increase in receivable from investments sold	(1,084,751)
Increase in prepaid expenses and other assets	(81,474)
Increase in administration fees payable	137,056
Increase in accounts payable and accrued expenses	301,994
Net cash used in operating activities	(179,291,057)
Cash flows from financing activities:
Proceeds from contributions	210,589,445
Payments for withdrawals	(18,834,007)
Net cash provided by financing activities	191,755,438
Net increase in cash and cash equivalents	12,464,381
Cash and cash equivalents at beginning of period	—
Cash and cash equivalents at end of period	$12,464,381
Supplemental schedule of non-cash investment and financing activity:
Investments received from in-kind contributions	$518,960,763

*	Growth Capital Master Portfolio, LLC commenced operations on July 1, 2009.

See accompanying notes to financial statements.

GROWTH CAPITAL MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements
March 31, 2010

(1) Organization

Growth Capital Master Portfolio, LLC (the “Master Portfolio”) is a limited liability company organized under the laws of the State of Delaware on May 1, 2009. The Master Portfolio is registered with the Securities and Exchange Commission (“SEC”) as a non-diversified, closed-end management company under the Investment Company Act of 1940, as amended (the “1940 Act”), and commenced operations on July 1, 2009 (“Inception”). The Master Portfolio is the master fund in a master-feeder structure in which there are currently two feeder funds that are registered with the SEC under the 1940 Act and one feeder fund that is a limited duration company organized under Cayman law (Growth Capital Cayman Portfolio, LDC) and is used for investments in the Master Portfolio made by non-U.S. investors.

On July 1, 2009, two of the feeder funds transferred investments in-kind at value to the Master Portfolio in an exchange for interests. Immediately preceding this transaction, these investments, with an estimated value at the date of transfer of $518,960,763, were transferred in-kind to the feeder funds from two hedge funds managed by GenSpring Family Offices, LLC for its family office clients.

Under Delaware law and the Master Portfolio Limited Liability Company Agreement (the “LLC Agreement”), each member will be liable for the debts, obligations and liabilities of the Master Portfolio only to the extent of any contributions to the capital of the Master Portfolio (plus any accretions in value thereto) and a member, in the sole discretion of the Board (as hereinafter defined), may be obligated to return to the Master Portfolio amounts distributed to the member in accordance with the LLC Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Master Portfolio exceed the fair market value of the Master Portfolio’s assets.

The Master Portfolio’s investment objective is to achieve growth of capital. The Master Portfolio seeks to achieve its investment objective by allocating assets and investing in a diversified portfolio of private investment companies, typically referred to as hedge funds, and closed-end registered investment companies (each an “Investment Vehicle” and collectively, “Investment Vehicles”), open-end registered investment companies, exchange-traded funds, or segregated managed accounts. The Master Portfolio may also invest directly in equity securities, fixed income securities, mortgage-backed and asset-backed securities, foreign investments and derivatives.

The Board of Directors (the “Board”) has overall responsibility for the management and supervision of the operations of the Master Portfolio. Under the supervision of the Board, GenSpring, a Florida limited liability company and majority-owned subsidiary of SunTrust Banks, Inc. (a financial holding company), oversees the management of the day-to-day operations of the Master Portfolio.

GenSpring is the managing member of, and adviser to, the Master Portfolio (the ”Managing Member” or “Adviser”). The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. Under an investment advisory agreement with the Master Portfolio (the “Advisory Agreement”), the Adviser is responsible for developing, implementing, and supervising the Master Portfolio’s investment program, under the supervision of the Board.

Under the Master Portfolio’s organizational documents and private placement memorandum (“PPM”), the Master Portfolio’s officers and directors and the Adviser are indemnified against certain liabilities arising out of the performance of their duties and responsibilities with respect to the Master Portfolio. In the normal course of business, the Master Portfolio enters into contracts with service providers, which also provide for indemnifications by the Master Portfolio for certain liabilities arising out of their duties and responsibilities for the Master Portfolio. The Master Portfolio’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Master Portfolio. However, based on experience, the Managing Member expects the risk of loss to be remote. In addition, the Master Portfolio has purchased a Directors and Officers Errors and Omissions insurance policy, which is designed to provide insurance coverage for errors and omissions and other liabilities arising out of the performance of the Master Portfolio’s officers and directors duties and responsibilities for the Master Portfolio. In addition, the Adviser has similar insurance coverage for its errors and omissions and other liabilities arising out of its duties and responsibilities for the Master Portfolio.

 GROWTH CAPITAL MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
March 31, 2010

(2) Summary of Significant Accounting Policies and Practices

(a) Basis of Accounting

The accounting and reporting policies of the Master Portfolio conform with U.S. generally accepted accounting principles (“GAAP”).

(b) Cash Equivalents

The Master Portfolio considers all unpledged temporary cash with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) Investment Securities Transactions

The Master Portfolio records securities transactions on a trade-date basis.

Generally, the investments in Investment Vehicles are recorded whereby the Master Portfolio records the investment at its acquisition cost and adjusts for additional contributions to or withdrawals from the Investment Vehicles. Distributions from Investment Vehicles, if any, will be classified as investment income or realized gains in the Statement of Operations, or alternatively, as a decrease to the cost of the investments based on the characteristics of the distribution if such information is available. In cases where the characteristics of a distribution from an Investment Vehicle are not available, such distribution will be classified as investment income.

Realized gains and losses on investments, including Investment Vehicles, are calculated using the specific lot identification method to determine cost.

(d) Valuation of Investments

The valuation of the Master Portfolio’s investments is determined as of the last business day of each month by the Valuation Committee. The valuation procedures of the Master Portfolio with respect to the valuation of its underlying investments are considered by the Valuation Committee that was established to determine the valuation of the Master Portfolio’s underlying investments.

Investments held and valued by the Master Portfolio are as follows:

•	Investment Vehicles — Investments in Investment Vehicles are ordinarily carried at estimated fair value based on the Master Portfolio’s ownership interest in the net asset value of the Investment Vehicles as provided to the Master Portfolio by the investment managers or the administrators of such Investment Vehicles. These Investment Vehicles value their underlying investments in accordance with policies as described by such Investment Vehicles in their financial statements and operating agreements. Prior to investing in any Investment Vehicle, the Adviser, as part of the due diligence process, conducts a review of the management and operations of that Investment Vehicle. Based on this due diligence review of the Investment Vehicles, the Adviser reasonably believes that valuation policies of the Investment Vehicles in which the Master Portfolio invests require that portfolio securities that are publicly traded or traded through the dealer market are valued at their market value, and that all other securities, including privately placed and otherwise illiquid securities, are valued at their estimated fair value. All of the Master Portfolio’s valuations utilize financial information supplied by each Investment Vehicle and are net of management and estimated performance/incentive fees or allocations payable to the Investment Vehicles’ managers pursuant to the Investment Vehicles’ agreements.

The Adviser will also consider terms and conditions of the Master Portfolio’s agreement with the respective Investment Vehicle and other market considerations that may affect its fair value to determine whether it is appropriate to adjust the reported value to reflect estimated fair value. Generally, the estimated fair value of the Master Portfolio’s interest in an Investment Vehicle will

 GROWTH CAPITAL MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
March 31, 2010

represent the amount that the Adviser believes it could reasonably expect to receive from an Investment Vehicle if the Master Portfolio’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Adviser believes to be reliable. Because of the inherent uncertainty of valuation, this estimated fair value may differ from the value that would have been used had a ready market for the investments in Investment Vehicles existed and such differences may be material.

•	Restricted Securities — All of the Master Portfolio’s investments, investments in open-end and closed-end registered investment companies and exchange-traded funds, are restricted as to resale. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

Investment Vehicles held by the Master Portfolio and other investments made by the Master Portfolio may utilize various types of investments and investment strategies, including those described below. The Master Portfolio did not invest directly in these investments during the current fiscal year.

•	Securities listed on a Securities Exchange or Over-the-Counter Exchanges — In general, the Master Portfolio values securities at their last sales price on the date of determination, or if no sale occurred on such date, then at their composite “bid” prices for securities held long, or their composite “ask” price for securities held short. If no such prices are readily available, the securities are valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Generally, fixed income and other debt securities are valued using a third-party pricing system, agent, or dealer selected by the Adviser, which may include the use of valuations furnished by a pricing service that employs matrix pricing techniques. The Board oversees the Adviser’s process for monitoring the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less will generally be valued at amortized cost, so long as the Board determines that such valuations represent fair value.

•	Short Sales — The Investment Vehicles may engage in short sales (selling securities they do not own) as a part of its normal investment activities. The Investment Vehicles incur a loss if the price of the security increases between the date of the short sale and the date on which the Investment Vehicle replaces the borrowed security. The Investment Vehicles realize a gain if the price of the security declines between those dates. Short selling involves the risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited loss for the Investment Vehicles.
•	Repurchase Agreements — The Investment Vehicles may purchase securities from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon time and price (“Repurchase Agreement”). A third party custodian bank takes possession of the underlying securities (“collateral”) of a Repurchase Agreement, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, the Investment Vehicles have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the Repurchase Agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
•	Reverse Repurchase Agreements — The Investment Vehicles may sell securities to financial institutions, such as banks and broker-dealers, subject to the buyer’s simultaneous agreement to repurchase them at an agreed upon time and price (“Reverse Repurchase Agreement”). These transactions involve a risk that the other party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Vehicles. Reverse Repurchase Agreements also involve the risk

 GROWTH CAPITAL MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
March 31, 2010

that the market value of the portfolio security sold by the Investment Vehicles may decline below the price of the securities the Investment Vehicles are obligated to purchase.
•	Distressed Securities — Certain companies in whose securities the Investment Vehicles may invest could be considered distressed. These companies may be in transition, out of favor, financially leveraged or troubled, potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. The companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. A significant portion of the obligations and preferred stock in which the Investment Vehicles may invest may be less than investment grade (commonly referred to as junk bonds), which may result in the Investment Vehicles experiencing greater risks than they would if investing in higher rated instruments, however this also may offer the potential for high returns.
•	Options — Options that are listed or quoted on a securities exchange or traded over-the-counter are valued at the mean between the closing “bid” and “ask” prices for such options on the date of determination, or if no such prices were quoted on such date, the mean between the “bid” and “ask” prices on the most immediate prior date on which such prices were quoted. Securities which are not so listed or quoted are valued at their last closing “bid” prices if held “long” and at their last closing “ask” prices if held “short”.
•	Securities Lending — The Investment Vehicles may lend their securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Investment Vehicles are entitled to payments in amounts equal to the interest, dividends, or other distributions payable in respect of the loaned securities, which affords the Investment Vehicles an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. In connection with any such transaction, the Investment Vehicles receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Risks associated with lending securities include, but are not limited to, loan default, devaluation of collateral and insufficient earnings from the collateral to cover expenses associated with the loan.

(e) Derivative Instruments and Hedging Activities

The Master Portfolio may purchase or sell options and enter into swap agreements as part of a strategy to create investment exposure consistent with the Master Portfolio’s investment objectives. For the period July 1, 2009 through March 31, 2010, the Master Portfolio had no direct derivative activity.

(f) Foreign Currency Translation

The books and records of the Master Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) fair value of investment securities, other assets and liabilities at the rate of exchange as of the reporting date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. The Master Portfolio does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency contracts. For the period July 1, 2009 through March 31, 2010, the Master Portfolio had no foreign currency activity.

 GROWTH CAPITAL MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
March 31, 2010

(g) Investment Income

For investments in securities and mutual funds, dividend income is recorded on the ex-dividend date, net of withholding taxes (where applicable). Interest income is recorded as earned on the accrual basis and includes amortization or accretion of premiums or discounts.

(h) Expenses

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Master Portfolio bears all expenses incurred in its business, including but not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Portfolio; administrative expenses and fees, transfer agency expenses and fees, legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Master Portfolio’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of the members; directors fees; all costs with respect to communications to members; transfer taxes, offshore withholding tax and taxes withheld on non-U.S. dividends; and other types of expenses as may be approved from time to time by the Board.

Offering costs are amortized over a 12-month period or less from the date they are incurred. Organization costs are expensed in the period in which they were incurred.

The Investment Vehicles bear various expenses in connection with their operations similar to those incurred by the Master Portfolio. The Investment Vehicles are managed by various investment managers who generally assess asset-based fees to and receive performance-based fees from the Investment Vehicles, which effectively reduce the investment return of the Investment Vehicles. These expenses and fees of the Investment Vehicles that are paid by their investors may be significant and are in addition to those incurred by the Master Portfolio itself and will not have any impact on the expense ratios presented in the financial highlights of the Master Portfolio.

(i) Income Taxes

The Master Portfolio is organized and operated as a limited liability company and is treated as a partnership for federal income tax purposes, and therefore is not subject to income taxes as a separate entity. Such taxes are the responsibility of the individual members. Accordingly, no provision for income taxes has been made in the Master Portfolio’s financial statements. The Master Portfolio may serve as withholding agent for U.S. offshore withholding tax for its offshore feeder fund.

The Managing Member has evaluated the tax positions expected to be taken in the course of preparing the Master Portfolio’s tax returns to determine whether the tax position will “more-likely-than-not” be sustained by the Master Portfolio upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Master Portfolio are recorded as a tax benefit or expense. For the period July 1, 2009 through March 31, 2010, the Master Portfolio did not recognize any amounts for unrecognized tax benefits. A reconciliation of unrecognized tax benefits is not provided herein, as the beginning and ending amounts are zero, with no interim additions, reductions or settlements. Tax positions to be taken for the period ended March 31, 2010 are open under the statute of limitations (generally three years for federal income tax purpose) and will be subject to examination by tax authorities.

(j) Use of Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results, including the ultimate amount realized upon the sale of investments valued at estimated fair value, could differ from those estimates, and such differences may be material.

 GROWTH CAPITAL MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
March 31, 2010

(k) Recently Issued Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2010 – 06 to ASC 820 – 10, “Fair Value Measurements and Disclosures – Overall” (“ASU 2010 – 06”). ASU 2010 – 06 requires the disclosure of input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. (Refer to Note 3, Fair Value Measurements, below.) In addition, transfers between all levels must be disclosed, including the reasons for the transfers. Purchases, sales, issuances, and settlements in the Level 3 rollforward must be disclosed on a gross basis. The amendment is effective for interim and annual reporting periods beginning after December 15, 2009, while disclosures about purchases, sales, issuances, and settlements in the Level 3 rollforward of activity is effective for interim and fiscal periods beginning after December 15, 2010. Management is currently evaluating the impact this amendment will have on the Master Portfolio’s financial statements and related disclosures.

(3) Fair Value Measurements

The inputs used to determine the fair value of the Master Portfolio’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets.
•	Level 2 — fair value of investments in Investment Vehicles with the ability to redeem at net asset value as of the measurement date, or within ninety days of the measurement date.
•	Level 3 — fair value of investments in Investment Vehicles that do not have the ability to redeem at net asset value within ninety days of the measurement date.

The inputs or methodology used to value investments are not necessarily an indication of the risk associated with investing in those securities.

When determining the fair value of the Master Portfolio’s investments, additional consideration is given to those assets or liabilities that have experienced a decrease in volume or level of activity or have identified circumstances that indicate that a transaction is not orderly.

 GROWTH CAPITAL MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
March 31, 2010

The following is a summary categorization as of March 31, 2010, of the Master Portfolio’s investments based on the level of inputs utilized in determining the value of such investments:

	Level 1	Level 2	Level 3
	Investment Securities	Investment Vehicles	Investment Vehicles	Total Investments
Investments
Credit Strategies
Long-Short Credit	$15,013,334	$34,617,487	$41,082,670	$90,713,491
Mortgage Related	—	—	13,535,883	13,535,883
Equity Strategies
Long-Short Asia	—	31,085,998	—	31,085,998
Long-Short Emerging	—	10,516,010	—	10,516,010
Long-Short Global	—	—	21,254,836	21,254,836
Long-Short Sector	—	—	23,676,315	23,676,315
Long-Short Non-U.S.	—	17,829,759	18,811,955	36,641,714
Long-Short U.S.	—	65,121,266	21,612,413	86,733,679
Low Net U.S.	—	13,963,952	87,883,408	101,847,360
Low Net Sector	—	11,244,133	5,363,101	16,607,234
Fundamental Long Bias	8,177,778	—	—	8,177,778
Global Trading
Energy	—	—	19,732,388	19,732,388
Global Macro	—	17,572,657	—	17,572,657
Managed Futures	—	17,714,047	—	17,714,047
Multi-Strategy
Multi-Strategy	—	77,896,764	74,343,516	152,240,280
Special Situations
Environmental	—	—	34,789,331	34,789,331
Mortgage Related	—	—	1,087,370	1,087,370
Private Investment	—	—	1,824,539	1,824,539
Reinsurance	—	—	30,689,379	30,689,379
Total Investments	$23,191,112	$297,562,073	$395,687,104	$716,440,289

The categorization of investments amongst Levels 1 through 3 does not reflect the fact that some of the underlying investments held by the Investment Vehicles included in Level 3, if owned directly by the Master Portfolio, might be classified as Level 1 investments.

For each Level 3 investment, some or all of the following may have been used to determine fair value: market conditions, liquidity, and security type. For investments in private investment companies and direct private investments, additional data regarding the operations and financial conditions of the investment, including monthly financial reports, are considered. In the case of investments having lock-ups or suspension of withdrawal rights under certain circumstances, additional consideration is given to these restrictions in the determination of fair value.

 GROWTH CAPITAL MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
March 31, 2010

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investment Vehicles
	Balance as of June 30, 2009	Contributions Received In-kind	Net Purchases (Sales)	Transfers In/Out	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Balance as of March 31, 2010
Investment Vehicles
Credit Strategies
Long-Short Credit	$—	$43,120,049	$(7,927,975)	$—	$162,901	$5,727,695	$41,082,670
Mortgage Related	—	15,123,739	(3,470,539)	—	312,941	1,569,742	13,535,883
Equity Strategies
Long-Short Asia	—	9,864,697	(8,668,125)	—	(1,196,572)	—	—
Long-Short Global	—	19,663,312	(155,881)	—	(589,957)	2,337,362	21,254,836
Long-Short Sector	—	22,473,933	—	—	—	1,202,382	23,676,315
Long-Short Non-U.S.	—	5,602,438	13,000,000	—	—	209,517	18,811,955
Long-Short U.S.	—	16,581,815	—	—	—	5,030,598	21,612,413
Low Net U.S.	—	53,564,289	38,700,000	—	—	(4,380,881)	87,883,408
Low Net Sector	—	153,590	5,100,000	—	—	109,511	5,363,101
Short Biased	—	20,440,098	(16,226,238)	—	(4,213,860)	—	—
Global Trading
Energy	—	4,606,512	15,000,000	—	—	125,876	19,732,388
Multi-Strategy
Multi-Strategy	—	70,778,288	(2,737,763)	—	143,524	6,159,467	74,343,516
Special Situations
Environmental	—	10,437,853	25,000,000	—	—	(648,522)	34,789,331
Mortgage Related	—	974,727	42,500	—	—	70,143	1,087,370
Private Investment	—	2,027,959	—	—	—	(203,420)	1,824,539
Reinsurance	—	26,530,258	—	—	—	4,159,121	30,689,379
Total Investment Vehicles	$—	$321,943,557	$57,655,979	$—	$(5,381,023)	$21,468,591	$395,687,104

The net realized gain (loss) and change in unrealized appreciation/(depreciation) in the table above are reflected in the accompanying Statement of Operations.

In September 2009, FASB issued Accounting Standards Update 2009 – 12 to Accounting Standards Codification (“ASC”) 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASU 2009 – 12”), which became effective for interim and annual periods ending after December 15, 2009. ASU 2009 – 12 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the net asset value per share (the “NAV”), or its equivalent such as ownership interest in partners’ capital or members’ capital of the investment as of the reporting date as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. ASU 2009 – 12 applies only to investments in alternative investment entities that calculate NAV consistent with measurement principles in ASC 946 “Financial Services — Investment Companies”, i.e. entities that measure investments at fair value on a recurring basis. In using the NAV as a practical expedient, certain attributes of the investment that may impact the fair value of the investment, are not considered in measuring fair value. Attributes of those investments include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments, and the investment strategies of the investees. The Master Portfolio has invested in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as a practical expedient. The

 GROWTH CAPITAL MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
March 31, 2010

Master Portfolio has adopted the provisions of ASU 2009 – 12 and a listing of such investments held by the Master Portfolio and their attributes as of March 31, 2010, are shown in the table below.

Investment Category	Investment Strategy	Fair Value (in 000’s)	Unfunded Commitments (in 000’s)	Remaining Life	Redemption Frequency*	Notice Period (in Days)*	Redemption Restrictions and Terms*
Credit Strategies(a)	Long and short positions in fixed income and other debt securities of both U.S. and non-U.S. issuers.	$ 89,236	$—	N/A	Quarterly – Annual	45 – 90 days	0 – 1 years; 5% – 25% limits on soft locks
Equity Strategies(b)	Long and short positions in common stocks, preferred stocks and convertible securities issued by U.S. companies.	328,363	—	N/A	Monthly – Annual	30 – 90 days	0 – 1 years; 3 year rolling lock; up to 5% redemption fee
Global Trading(c)	Publicly traded equity securities issued by non-U.S. companies.	55,019	—	N/A	Daily – Monthly	3 – 90 days	0 – 2 years
Multi-Strategy(d)	Seek to deliver consistently positive returns, regardless of the directional movement of markets, through the use of multiple strategies to smooth returns and reduce volatility.	152,240	—	N/A	Quarterly – Semi-Annual	45 – 90 days	2 – 3 years; maximum with drawal per quarter up to 6.25%
Special Situations(e)(f)	Seek to profit from changes in the prices of securities of companies facing major corporate events, such as mergers, acquisitions, restructurings, spin-offs and significant litigation.	68,391	3,000	N/A	Quarterly – Annual	70 – 90 days	1 – 5 years; approximately 3% is illiquid
		$ 693,249	$ 3,000

*	The information summarized in the table above represents the general terms for the specified asset class. Individual Investment Vehicles may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. Certain Investment Vehicles may impose further restrictions on redemptions, commonly referred to as gates and lock up periods. These restrictions may cause the Investment Vehicle to become less liquid, i.e. moving from a 60 day or less redemption period to greater than 60 days.

For each of the categories below (except where noted), the fair value of the Investment Vehicles has been estimated using the net asset value of the Investment Vehicles.

(a)	This category includes Investment Vehicles that invest primarily in fixed income securities including bonds, notes and debentures issued by U.S. and non-U.S. corporations, debt securities, municipal securities, mortgage-backed securities and asset backed securities.
(b)	This category includes Investment Vehicles that invest primarily in publicly-traded equity securities issued by U.S. companies. These securities will typically trade on one of the major U.S. stock exchanges. Investment Vehicles in this category may include long/short funds.

 GROWTH CAPITAL MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
March 31, 2010

(c)	This category includes Investment Vehicles that invest primarily in publicly-traded equity securities issued by foreign companies or securities issued on U.S. stock exchanges that represent ownership of a foreign corporation. Investment Vehicles in this category may include long/short funds.
(d)	This category includes Investment Vehicles that invest across a range of strategies including but not limited to relative value strategies, merger arbitrage, high yield/distressed securities and other special situations.
(e)	This category includes Investment Vehicles that typically include investments in common and preferred equities and various types of debt (often based on the probability that a particular event will occur). These may include merger or risk arbitrage investments (securities of companies that announce acquisition offers) and distressed or Special Situations investments (securities of companies that are experiencing difficult business situations). This category may also include Investment Vehicles invested in certain non-security financial assets.
(f)	This category includes a security that was fair valued as of March 31, 2010 at a discount from the NAV as reported by the Investment Vehicle. The following security was discounted based on methods approved by the Valuation Committee: BCC MOI, LP discounted value of $25,000 representing 0.003% of total Members’ Capital.

(4) Members’ Capital

(a) Issuance of Interests

Upon receipt from an eligible investor of an initial or additional application for interests (“Interests”), which are generally accepted as of the first day of each month, the Master Portfolio issues new Interests. The minimum initial investment is $100,000 and all issuances are subject to the receipt of payment in the full amount of the subscription no later than at the close of business on the third business day prior to the applicable subscription date. The Interests have not been registered under the Securities Act of 1933, as amended (the ”Securities Act”), or the securities laws of any state. The Master Portfolio issues Interests only in private placement transactions in accordance with Regulation D (or other applicable exemptions under the Securities Act) and similar provisions under state securities laws. No public market exists for the Interests, and none is expected to develop. The Master Portfolio is not required, and does not intend, to hold annual meetings of its members. The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Master Portfolio’s limited liability company agreement and as described in the Master Portfolio’s PPM.

The Master Portfolio reserves the right to reject any applications for Interests. The $18,187,800 in Contributions received in advance as of March 31, 2010 represent contributions for the Master Portfolio’s Interests received prior to the April 1, 2010 closing.

(b) Allocation of Profits and Losses

For each fiscal period, generally monthly, net profits or net losses of the Master Portfolio are allocated among and credited to or debited against the capital accounts of all members as of the last day of each fiscal period in accordance with the members’ respective capital account ownership percentage for the fiscal period. Net profits or net losses are measured as the net change in the value of the members’ capital of the Master Portfolio, including any net change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal period. Net profits or losses are allocated after giving effect for any initial or additional applications for Interests, which generally occur at the beginning of the month, or any repurchases of Interests.

(c) Repurchase of Interests

It is expected that members will be provided with the opportunity to have all or any portion of their Interests repurchased by the Master Portfolio on a semi-annual basis. Each such repurchase offer may be limited and will generally apply to 5% to 25% of the Master Portfolio’s members’ capital. However, no member will have the right to require the Master Portfolio to redeem its Interest. The Board, in its sole discretion, may elect to postpone, suspend or terminate an offer to repurchase Interests. Under the policies and procedures that govern repurchase offers by the Master Portfolio, there will be a substantial period of time between the date as of which members must tender their Interests for repurchase and the date they can expect to receive payment for their Interests from the Master Portfolio.

 GROWTH CAPITAL MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
March 31, 2010

(5) Investments in Portfolio Securities

(a) Investment Activity

As of March 31, 2010, the Master Portfolio’s investments were primarily in Investment Vehicles. The $29,100,000 in Prepaid contributions to Investment Vehicles as of March 31, 2010 represents advance funding of investments in such Investment Vehicles to be effective April 1, 2010. The agreements related to investments in Investment Vehicles provide for compensation to the Investment Vehicles’ managers/managing members or advisers in the form of management fees ranging from 1% to 2.5% of net assets annually. In addition, many Investment Vehicles also provide for performance incentive fees/allocations ranging from 10% to 20% of an Investment Vehicle’s net profits, although it is possible that such ranges may be exceeded for certain Investment Managers.

For the period July 1, 2009 through March 31, 2010, the aggregate cost of purchases and proceeds from sales/withdrawals of investments were $201,155,050 and $52,236,524, respectively.

The cost of the Master Portfolio’s underlying investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Master Portfolio from such investments. The allocated taxable income is generally reported to the Master Portfolio by its underlying investments on Schedule K-1, Forms 1099 or PFIC statements. The underlying investments generally do not provide the Master Portfolio with tax reporting information until well after year end and as a result, the Master Portfolio is unable to calculate the year end tax cost of its investments until after year end, when the Master Portfolio tax return is complete. The Master Portfolio’s book cost of investments as of March 31, 2010 was $662,498,269, resulting in accumulated net unrealized appreciation of $53,942,020 consisting of $65,284,140 in gross unrealized appreciation and $11,342,120 in gross unrealized depreciation.

(b) Investment Vehicle Liquidity

The Investment Vehicles in which the Master Portfolio invests are generally illiquid (except for registered closed-end and open-end investment companies and exchange-traded funds). The Master Portfolio may make investments in, or withdrawals from, the Investment Vehicles only at certain times specified in the governing documents of the Investment Vehicles. In addition, the Investment Vehicles may impose certain restrictions on withdrawals, such as lock-ups, gates, or suspension of withdrawal rights under certain circumstances, during which time the Master Portfolio may not withdraw all or part of its interest in an Investment Vehicle, or may withdraw only by paying a penalty (early redemption fee). If adverse market conditions were to develop during any period in which the Master Portfolio is unable to sell Investment Vehicle interests, the Master Portfolio might obtain a less favorable price than that which prevailed when it decided to buy or sell.

The Investment Vehicles in which the Master Portfolio invests generally are thinly traded and have a greater amount of both market and liquidity risk than many other investment instruments. These investments trade in a limited market and may not be able to be immediately liquidated if needed. Value assigned to these investments may differ significantly from the values that would have been used had a broader market for the investments existed. In addition, changes in the market value of securities underlying the Investment Vehicles may result in amounts that are in excess of or less than the amounts recognized on the Statement of Assets, Liabilities and Members’ Capital.

 GROWTH CAPITAL MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
March 31, 2010

The Master Portfolio’s investments in Investment Vehicles are categorized in three levels of liquidity, as determined by the Adviser. The categories and percent of total investments in each are as follows at March 31, 2010:

Liquidity Categories	Investments	Category Definition
Category 1 Funds	68.65%	Investment Vehicles that have at least quarterly withdrawal rights and a lock up period of less than two years.
Category 2 Funds	12.48%	Investment Vehicles that have at least quarterly withdrawal rights after a maximum two-year lock up period.
Category 3 Funds	15.63%	Investment Vehicles that (i) have at least annual withdrawal rights after a lock up period of greater than two years or (ii) do not meet this definition or the definition of Categories 1 or 2.
	96.76%

Investments in mutual funds, which are considered liquid, represent the remaining 3.24% of the total investments.

Some of the Investment Vehicles may hold a portion of their assets in “side pockets,” which are sub-funds within the Investment Vehicles that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Investment Vehicles may provide. Should the Master Portfolio seek to liquidate its investment in an Investment Vehicle that maintains these side pockets, the Master Portfolio might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Master Portfolio is permitted to fully liquidate its interest in the Investment Vehicle, the value of its investment could fluctuate based on adjustments to the fair value of the side pocket as determined by the Investment Vehicle’s investment manager.

 GROWTH CAPITAL MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
March 31, 2010

(c) Affiliated Investment Vehicles

At March 31, 2010, the Master Portfolio’s investments in certain Investment Vehicles were deemed to be affiliated persons for purposes of Section 2(a)(3) of the 1940 Act, primarily because the Master Portfolio owns more than 5% of the Investment Vehicle’s outstanding shares or capital. The activity resulting from investments in these funds, including interest and dividend payments as well as realized gains and losses, is identified in the Statement of Operations as transactions with affiliated investments. A listing of these affiliated Investment Vehicles (including activity for the period July 1, 2009 through March 31, 2010) is shown below:

			For the Period July 1, 2009 through March 31, 2010
Investment Vehicles	Shares 3/31/2010	Fair Value 6/30/2009	Contributions Received In-kind	Cost of Purchases	Cost of Sales	Appreciation/ (Depreciation)	Fair Value 3/31/2010
Abbey Capital Macro Fund	155,080	$—	$—	$17,500,000	$—	72,657	$17,572,657
Algebris Global Financials Fund, LP		—	22,473,933	—	—	1,202,382	23,676,315
Axial Capital Institutional, LP		—	26,314,302	30,000,000	—	(10,250,383)	46,063,919
BCC MOI, LP		—	245,167	—	—	(220,167)	25,000
BlueGold Global Fund, LP		—	4,606,512	15,000,000	—	125,876	19,732,388
Caspian Capital Partners, L.P.		—	10,521,375	—	—	1,818,091	12,339,466
Durban Capital, LP		—	153,590	5,100,000	—	109,511	5,363,101
Litespeed Partners, LP		—	18,513,677	—	—	3,764,344	22,278,021
Lyrical Calhoun Partners, LP*		—	10,437,853	25,000,000	—	(648,522)	34,789,331
Marble Arch QP Partners, LP		—	12,122,826	—	—	4,499,106	16,621,932
Newcastle Special Opportunity Fund V LP*		—	26,530,258	—	—	4,159,121	30,689,379
Orange Capital Domestic I, LP		—	5,917,474	13,000,000	—	2,337,362	21,254,836
P2 Capital Fund, L.P.		—	7,418,858	—	—	2,314,635	9,733,493
P2 Capital II Fund, L.P.*		—	9,162,957	—	—	2,715,963	11,878,920
Parvus European Absolute Opportunities Fund, LP		—	13,175,244	—	—	4,654,515	17,829,759
Sansar Capital Special Opportunity Fund, L.P.		—	7,073,268	—	—	3,442,742	10,516,010
Soundpost Capital, LP		—	15,127,161	8,700,000	—	1,370,396	25,197,557
		$—	$189,794,455	$114,300,000	$—	$21,467,629	$325,562,084

*	Company deemed to be “controlled” by the Master Portfolio, as defined in Section 2(a)(9) of the 1940 Act. Ownership by the Master Portfolio exceeds 25% of the Investment Vehicle’s outstanding shares or capital.

(6) Related Party Transactions and Other Agreements

(a) Investment Advisory Agreement

The Adviser has entered into the Advisory Agreement with the Master Portfolio, effective June 30, 2009. The Advisory Agreement provides that the Adviser is responsible, subject to the supervision of the Board, for formulating a continuing investment program for the Master Portfolio. The Adviser is authorized to make all decisions regarding the Master Portfolio’s purchase and withdrawals of interests in Investment Vehicles.

 GROWTH CAPITAL MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
March 31, 2010

The Master Portfolio does not pay the Adviser an investment management fee for services provided by the Adviser. However, the Adviser charges its family office clients a separate individualized fee for providing a variety of investment management services to them. The fee charged to the Adviser’s family office clients is not intended to cover the fees and expenses of the Adviser in providing investment management services to the Master Portfolio.

(b) Administration Agreement

In consideration for administrative, accounting, and recordkeeping services, the Master Portfolio pays Citi Fund Services Ohio, Inc. (the “Independent Administrator”) a monthly administration fee based on the month-end members’ capital of the Master Portfolio. The Master Portfolio is charged, on an annual basis, 0.065% on the Master Portfolio members’ capital of up to $500 million, 0.055% on the Master Portfolio members’ capital between the amounts of $500 million and $1 billion and 0.045% on the Master Portfolio members’ capital over $1 billion. The asset-based fees are payable monthly in arrears and subject to a $540,000 annual minimum, with $10,000 waived for each of the first three months and subsequent waivers to be made as the parties may mutually agree. The Independent Administrator also provides the Master Portfolio with transfer agency and other investor related services at additional fees and expenses.

The fees for administration services are paid out of the Master Portfolio’s members’ capital, which decreases the net profits or increases the net losses of members in the Master Portfolio. The total administration and transfer agency fees incurred for the period July 1, 2009 through March 31, 2010 was $411,816.

(c) Compensation for Directors

The Master Portfolio, Growth Capital Portfolio, LLC and Growth Capital TEI Portfolio, LLC together pay each of the Directors who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Directors”) an annual retainer of $30,000, which is paid quarterly, a fee of $3,000 per Board meeting, a fee of $1,500 per interim meeting, a fee of $1,500 per audit committee meeting and an additional fee of $1,875 for the audit committee meeting chairman, which is paid quarterly.

(7) Indebtedness of the Fund

The Master Portfolio may borrow money in connection with its investment activities, for temporary cash management purposes, to meet withdrawal requests, or for temporary or emergency purposes. The Master Portfolio generally intends to borrow money only in limited circumstances when attractive investment opportunities are available and sufficient cash or other liquid resources are not otherwise available. The Master Portfolio will repay any borrowing incurred using the first available funds, including proceeds from withdrawals from Investment Vehicles or proceeds from the offering of Interests, in order to minimize the interest expense and other borrowing costs. As of March 31, 2010, the Master Portfolio did not have a credit facility in place.

 GROWTH CAPITAL MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
March 31, 2010

(8) Financial Highlights

Financial highlights for the period July 1, 2009 through March 31, 2010 are summarized as follows:

Net investment loss to average members’ capital(1)	(0.29)%
Gross expenses to average members’ capital(1)	0.37%
Net expenses to average members’ capital(1)	0.37%
Portfolio turnover(2)	8.85%
Total return(3)	7.46%
Members’ capital, end of period (in 000’s)	$739,206

A member’s total return and operating ratios may vary from those reflected based on the timing of capital transactions.

(1)	Ratios are calculated by dividing by average members’ capital measured at the end of each month during the period. These ratios have been annualized for the period July 1, 2009 through March 31, 2010.
(2)	Not annualized for the period July 1, 2009 through March 31, 2010.
(3)	Calculated as geometrically linked monthly returns for each month in the period. The total return is not annualized for the period July 1, 2009 through March 31, 2010.

(9) Subsequent Events

The Master Portfolio accepts initial or additional applications for Interests generally as of the first day of the month. Investor subscriptions for Interests totaled approximately $11,972,250 for May 1, 2010.

Based on the members’ capital of the Master Portfolio,the Adviser recommended to the Board that a tender offer in an amount of up to $86,375,000 be made for the period ended June 30, 2010 to those members who elect to tender their Interests prior to the expiration of the tender offer period. The Board approved such recommendation and a tender offer notice expiring April 21, 2010 was mailed to the members in the Master Portfolio. A total of 119 requests were received and approximately $58,957,100 of Interests were elected to be tendered.

Management has evaluated subsequent events through the date these financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of March 31, 2010.

GROWTH CAPITAL MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Supplemental Information
March 31, 2010
(Unaudited)

Directors and Officers

The Master Portfolio’s operations are managed under the direction and oversight of the Board of Directors (the “Board” and each member a “Director”). Each Director serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the Master Portfolio who are responsible for the Master Portfolio’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

None of the Directors of the Master Portfolio’s Board are affiliated with the Adviser or its affiliates and are not “interested persons” as defined under Section 2(a)(19) of the 1940 Act (“Independent Directors”). The address of the Directors and Officers is c/o GenSpring Family Offices, LLC, 3801 PGA Blvd, Suite 555, Palm Beach Gardens, FL 33410. A list of the Directors and officers of the Master Portfolio and a brief statement of their present positions and principal occupations during the past five years are set out below.

DIRECTORS

Name and Age	Position with the Master Portfolio and Length of Time Served(1)	Principal Occupation(s) in the Past 5 Years	Number of Portfolios in Portfolio Complex(2) Overseen by Director	Other Directorships Held by Director
Jeffrey M. Biggar (59)	Director and Chairman of the Board Since inception	Chief Operating Officer, Cedar Brook Financial Partners LLC (2008 – March 2010). Retired (2006 – March 2008). Chief Executive Officer and Senior Managing Director, Sterling (National City Corp.) (2002 – 2006)	53	None
Jean Brunel (60)	Director Since inception	Managing Principal, Brunel Associates, LLC	3	Fiduciary Consulting, Inc.

GROWTH CAPITAL MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Supplemental Information
March 31, 2010
(Unaudited)

Name and Age	Position with the Master Portfolio and Length of Time Served(1)	Principal Occupation(s) in the Past 5 Years	Number of Portfolios in Portfolio Complex(2) Overseen by Director	Other Directorships Held by Director

George C. Guynn (66)	Director Since inception	Retired. President (1996 – October 2006) and Chief Executive Officer (1995 – October 2006) Federal Reserve Bank of Atlanta	53	Genuine Parts Company; Oxford Industries; John Wieland Homes and Neighborhoods, Inc.; Acuity Brands, Inc.
Sidney E. Harris (59)	Director Since inception	Professor (since 1997), Dean (1997 – 2004), J. Mack Robinson College of Business, Georgia State University	53	Total System Services, Inc.
Joel Katzman (56)	Director Since inception	President and Chief Executive Officer of J.P. Morgan Alternative Asset Management, Inc. (1995 – 2005)	3	None

(1)	The term of office for a Director is indefinite, until he or she resigns, is removed or a successor is elected and qualified.
(2)	The Portfolio Complex consists of the Master Portfolio, the Growth Capital Portfolio, LLC, the Growth Capital TEI Portfolio, LLC and the RidgeWorth Funds.

GROWTH CAPITAL MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Supplemental Information
March 31, 2010
(Unaudited)

OFFICERS WHO ARE NOT DIRECTORS

Name and Age	Position with the Master Portfolio and Length of Time Served	Principal Occupation(s) in the Past 5 Years
Maria Elena (Mel) Lagomasino (60)	President and Chief Executive Officer (since inception)	Chief Executive Officer of the Adviser (since 2005). Prior to that, she served as Chairman and CEO of JP Morgan Private Bank.
Martin R. Dean (46)	Treasurer, Chief Financial Officer and Chief Accounting Officer (since inception)	Senior Vice President, Citi Fund Services
Daniel J. Igo (38)	Assistant Secretary (since August 2009)	Project Manager and Assistant Vice President, Citi Fund Services (2007 to present); Legal Services Manager, Citi Fund Services (2004 to 2006); Manager, State Street Research & Management Company (2003 to 2004).
Michael J. Nanosky (42)	Chief Compliance Officer (since inception)	Vice President and Chief Compliance Officer of CCO Services of Citi Fund Services since 2008; Vice President and Managing Director of Regulatory Compliance of National City Bank – Allegiant Asset Management (2004 to 2008); Assistant Vice President and Director of Fund Administration and Compliance of National City Bank – Allegiant Asset Management (2002 to 2004).
Ginny Neal (35)	Secretary (since inception)	Director of Corporate and Legal Affairs of the Adviser (since 2005) Prior to that, she served as General Counsel and Chief Operating officer of Mary Mahoney Enterprises, Inc.

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Portfolio as of March 31, 2010.

Asset Class(1)	Fair Value	%
Credit Strategies	$104,249,374	14.55
Equity Strategies	336,540,924	46.97
Global Trading	55,019,092	7.68
Multi-Strategy	152,240,280	21.25
Special Situations	68,390,619	9.55
	$716,440,289	100.00

(1)	The complete list of investments included in the following asset class categories are included in the Schedule of Investments of the Master Portfolio.

GROWTH CAPITAL MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Supplemental Information
March 31, 2010
(Unaudited)

Form N-Q Filings

The Master Portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Portfolio’s Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The Master Portfolio’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-338-3559; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Master Portfolio voted proxies relating to portfolio securities during the period ended June 30 is available (i) without charge, upon request, by calling 1-800-338-3559; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Additional Information

The Master Portfolio’s private placement memorandum (the “PPM”) includes additional information about Directors of the Master Portfolio. The PPM is available, without charge, upon request by calling 1-800-338-3599.

Item 2. Code of Ethics.

(a)  The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as Exhibit 12(a)(1).

(b)  During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)	The audit committee financial expert is Mr. Jean Brunel, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Current Year
Audit Fees	$ 85,000
Audit-Related Fees	$ -
Tax Fees	$ -
All Other Fees	$ -

(e)(1)
The audit committee may delegate its authority to pre-approve audit and permissible non-audit services to one or more members of the committee. Any decision of such members to pre-approve services shall be presented to the full audit committee at its next regularly scheduled meeting.

(2)

Current Year
0%

(f)   Not applicable.

(g)

Current Year
$ 0

(h) Not applicable.

Item 5.    Audit Committee of Listed Registrants.

Not applicable.

Item 6.    Schedule of Investments.

(a)	Schedule of Investments as of the close of the reporting period is included in the report to the shareholders filed under item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

These policies are included as Exhibit 12(a)(4).

Item 8. Portfolio Managers of the Master Portfolio

The day-to-day management of the Master Portfolio’s portfolio is the responsibility of Andrew Mehalko, Michael Murgio, Chris Battifarano, John Tassone, Ted Mayden, and Suzanne Carlisle.

Andrew Mehalko: Mr. Mehalko is the Chief Investment Officer for the Adviser.  Andrew establishes the Adviser’s Investment Group policy and oversees the development and management of the Adviser’s investment process, investment strategy, and identification and selection of third party money managers.  In addition, Mr. Mehalko is Chairman of the Adviser’s Investment Committee and is responsible for GenSpring’s Family Investment Solutions, which covers a full range of strategies and asset classes.  Prior to joining the Adviser, Mr. Mehalko was engaged in professional portfolio management and investment advisory services, and served several years as the Chief Investment Officer for DCA Global Investment Management.  Mr. Mehalko is a Chartered Financial Analyst (“CFA”), and has substantial client service expertise. Andrew received a Bachelor of Science degree, with a major in Finance from the University of North Carolina Greensboro.  Mr. Mehalko has also completed course work in Behavioral Finance and Investment Management at Harvard University Business School.  Mr. Mehalko holds the FINRA Series 3 and 65 securities registrations and is a member of The Economic Club of New York.

Michael Murgio:  Mr. Murgio joined the Adviser in 2002 and was formerly a portfolio strategist for the firm.  Mr. Murgio leads the Adviser’s Investment Platform Group and is responsible for all of the firm’s macro research, baseline portfolio management, manager due diligence, and family investment vehicles. Prior to joining the Adviser, Michael spent three years performing equity research for SunTrust’s Robinson Humphrey Capital Markets Division in Atlanta, GA.  Mr. Murgio graduated magna cum laude with a finance degree from Florida State University, and has earned the CFA designation.  He is a member of the CFA Society of South Florida.

Chris Battifarano: Mr. Battifarano is a portfolio strategist.  Mr. Battifarano joined the Adviser in 2001 and is responsible for leading the Adviser’s due diligence effort with respect to traditional and hedge fund managers.  Mr. Battifarano is a voting member of the Adviser’s Selection Committee.  Prior to joining the Adviser, Mr. Battifarano was an equity research analyst with Ryan, Beck & Co.  Mr. Battifarano has earned both a BBA in finance and a MBA both from the University of Miami.  Mr. Battifarano has achieved both the CFA the Chartered Alternative Investment Analyst designations.  Mr. Battifarano has also passed FINRA Series 7 and Series 63 exams (currently inactive) as well the Florida Life Heath and Variable Annuities licensing requirements.

John Tassone: Mr. Tassone is Director of the Adviser’s Investment Operations & Administration.  In this role Mr. Tassone is responsible for managing the investment platform’s operations and administration functions across the firm.  In addition, Mr. Tassone is responsible for oversight of the Adviser’s Operational Due Diligence team.  Mr. Tassone is also a voting member of the Adviser’s Selection Committee.  Over his last 16 years in the investment management and financial services industry. Mr. Tassone has worked in many facets of the business, including mergers and acquisitions, investment banking, securities trading, broker-dealer operations, compliance, and tax and estate planning.  Prior to joining the Adviser, Mr. Tassone spent six years with Deutsche Bank Securities in New York City following his tenure at Rabobank International and Deloitte & Touche LLP.  Mr. Tassone is a graduate of Cornell University (B.A. Business Management) and earned an M.B.A. (Accounting) from Union University, magna cum laude, and his J.D. from Albany Law School.  He is currently a member of the bar in New York and Connecticut and holds a FINRA Series 65 license.

Ted Mayden: Mr. Mayden is a Partner at GenSpring Private Equity where he is responsible for the management of the GenSpring Private Equity Multi-Manager Fund and the GenSpring PE Direct Investment Fund.  This includes identification, due diligence, selection, and ongoing monitoring of investments for those private equity funds. Mr. Mayden is a Voting Member of the GenSpring PE Investment Committee and is also responsible for the ongoing management of the SunTrust Equity Partners (“STEP”) Legacy Portfolio.  Mr. Mayden’s primary industries of focus include Healthcare and Consumer Products.  Prior to joining the Adviser, Mr. Mayden spent several years with SunTrust serving as the Head of STEP, as well as head of SunTrust’s Equity Capital Markets, High Yield, and Municipal Capital Markets businesses.  Prior to that Mr. Mayden worked as an investment banker at Merrill Lynch and BT Alex Brown where he accumulated extensive transactional experience and assumed management responsibilities in Investment Banking, Financial Risk Management and Municipal Securities.  Mr. Mayden currently serves on the Advisory Board of AIG Altaris Healthcare Partners and previously served on Advisory Committees for Leeds Capital Partners and Massey Burch Venture Fund II.  Mr. Mayden earned his undergraduate degree at the University of Michigan, his law degree at Wayne State University, and his MBA at Columbia University.

Suzanne Carlisle: Ms. Carlisle is the Adviser’s Director of Operational Due Diligence.  Ms. Carlisle joined the Adviser in June 2007 with over 20 years of investment due diligence experience with a SEC registered investment adviser and broker-dealer.  Ms. Carlisle is a member of the Adviser’s Research Team and is responsible for conducting operational due diligence evaluations of third-party investment managers of traditional and alternative investments. Prior to joining the Adviser, Ms. Carlisle held several positions of progressive responsibility within a large, independent broker-dealer and SEC registered investment adviser.  In her most recent role as the Adviser’s Director of Research and Due Diligence, she leads a team of analysts, evaluating third-party investment managers and investment product sponsors in advance of consideration and approval by the Adviser. Ms. Carlisle attended the University of Florida and Florida Atlantic University, earning a B. S. in Business Administration, with a major in Finance.  Ms. Carlisle also holds a CFA certification and a Series 65 license, Florida Life, Health and Disability insurance licenses. Ms. Carlisle formerly held a FINRA Series 7, 24 and variable annuity licenses (currently inactive).

Management of Other Accounts.

The table below shows the number of other accounts managed by each portfolio manager of the Master Portfolio (other than the feeder funds that invest directly or indirectly substantially all of their assets in the Master Portfolio) and the approximate total assets in the accounts in each of the following categories: registered investment companies (other than the Master Portfolio and each of the feeder funds that invest directly or indirectly substantially all of their assets in the Master Portfolio), other pooled investment vehicles and other accounts.  For each category, the table also shows the number of accounts and the approximate total assets in the accounts with respect to which the advisory fee is based on account performance.

	Other Registered Investment Companies Managed by the Portfolio Managers		Pooled Investment Vehicles Managed by the Portfolio Manager		Other Accounts Managed by the Portfolio Manager
Name of Portfolio’s Portfolio Manager	Number	Total Assets	Number	Total Assets (mm)	Number	Total Assets

Andrew Mehalko	0	$0	21	$420.9	0	$0
Michael Murgio	0	$0	21	$420.9	0	$0
Chris Battifarano	0	$0	21	$420.9	0	$0
John Tassone	0	$0	21	$420.9	0	$0
Ted Mayden	0	$0	21	$420.9	0	$0
Suzanne Carlisle	0	$0	21	$420.9	0	$0

* The portfolio managers also manage the Tax-Exempt Portfolio and the Master Portfolio.

Potential Conflicts of Interest in Managing Multiple Accounts.

The investment activities of the Adviser, the Investment Managers (i.e., the managers of the underlying investment vehicles held by the Master Portfolio) and their affiliates for their own accounts and other accounts they manage may give rise to conflicts of interest that may disadvantage the Master Portfolio (and each of the feeder funds that invest directly or indirectly substantially all of their assets in the Master Portfolio).  The Adviser, SunTrust and their affiliates and subsidiaries, are involved in a broad spectrum of financial services and asset management activities, and in the ordinary course of business may engage in activities in which their interests or the interests of their clients conflict with those of the Master Portfolio, (and each of the feeder funds that invest directly or indirectly substantially all of their assets in the Master Portfolio and their members).

The personnel of the Adviser and its affiliates provide advisory services to various other clients and funds that utilize an investment program that may be substantially similar to that of the Master Portfolio. Conflicts of interest may arise for the Adviser in connection with certain transactions involving investments in the same Investment Vehicles by the Master Portfolio and other funds sponsored or advised by the Adviser and its affiliates.

In the event a possible conflict of interest, the Adviser will employ methods, policies and procedures designed to provide a fair and equitable resolution to the affected parties (including with respect to allocation of investment opportunities among the Master Portfolio and other funds having an investment program that may be substantially similar to that of the Master Portfolio).

Adviser and Portfolio Manager Compensation Structure.

The Adviser is not to be paid any management fee or an incentive fee for its services under the Investment Advisory Agreement with respect to the Master Portfolio or the Investment Advisory Agreement with respect to each of the feeder funds that invest directly or indirectly substantially all of their assets in the Master Portfolio.  However, under the Adviser’s business arrangements with its family office clients, the Adviser charges its clients a separate individualized fee for providing a variety of services (some of which include investment management services).  The fee charged to the Adviser’s family office clients is not intended to cover the fees and expenses of the Adviser in providing investment management services to the Master Portfolio or each of the feeder funds that invest directly or indirectly substantially all of their assets in the Master Portfolio.

Compensation of the portfolio managers consists of a base salary, bonus and benefits.  The bonus amount for a portfolio manager is based upon (1) how well a portfolio manager performs versus industry benchmarks, (2) the Adviser’s overall performance and (3) a subjective assessment of a portfolio manager.

Securities Ownership of Portfolio Managers.

The table below shows the range of equity securities beneficially owned by each portfolio manager in the Master Portfolio as of March 31, 2010.

Portfolio Manager	Range of Securities Owned ($)
Andrew Mehalko	$100,001 – $500,000
Michael Murgio	None
Chris Battifarano	None
John Tassone	None
Ted Mayden	None
Suzanne Carlisle	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(c)
			Total Number	(d)
			of Shares	Maximum Number
			(or Units)	(or Approximate
			Purchases as	Dollar Value) of
	(a)	(b)	Part of	Shares (or Units)
	Total Number	Average Price	Publicly	that May Yet Be
	of Shares	Paid per	Announced	Purchased Under
	(or Units)	Share	Plans or	the Plans or
Period	Purchased	(or Unit)	Programs	Programs
July 1, 2009 through July 31, 2009	$-	N/A	N/A	N/A
August 1, 2009 through August 31, 2009	$-	N/A	N/A	N/A
September 1, 2009 through September 30, 2009	$-	N/A	N/A	N/A
October 1, 2009 through October 31, 2009	$-	N/A	N/A	N/A
November 1, 2009 through November 30, 2009	$-	N/A	N/A	N/A
December 1, 2009 through December 31, 2009	$19,999,384	N/A	N/A	N/A
January 1, 2010 through January 31, 2010	$-	N/A	N/A	N/A
February 1, 2010 through February 28, 2010	$-	N/A	N/A	N/A
March 1, 2010 through March 31, 2010	$-	N/A	N/A	N/A
Total	$19,999,384

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)The registrant’s President and Treasurer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Code of ethics that is subject to Item 2 is attached hereto.

(a)(2)  Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)  Not applicable

(a)(4)  Proxy voting policies and procedures pursuant to Item 7 are attached hereto.

(b )	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            Growth Capital Master Portfolio, LLC

By (Signature and Title)      /s/ Martin R. Dean
 Martin R. Dean, Treasurer

Date    June 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/ Maria Elena Lagomasino
 Maria Elena Lagomasino, President

Date    May 19, 2010

By (Signature and Title)     /s/ Martin R. Dean
 Martin R. Dean, Treasurer

Date    June 1, 2010